SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 6, 2003

Main Street Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144

(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888

(Registrant’s Telephone Number, including Area Code)

Item 5.  Other Events.

                On November 6, 2003 Main Street Banks, Inc. (the “Registrant”) issued a press release announcing that Edward C. Milligan, its chairman and chief executive officer, will present at the Sandler O’Neill & Partners 2003 Financial Services Conference in Palm Beach Gardens, Florida on Thursday, November 13 at 3:05 p.m. ET.  A copy of the press release is attached hereto as Exhibit 99.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

99            Press Release of Registrant dated November 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2003	MAIN STREET BANKS, INC.

	By:	/s/ Edward C. Milligan
Edward C. Milligan
Chairman and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of Document

99	Press Release of Registrant dated November 6, 2003